Lawrenceburg Waterford Darby Acquisition of Lawrenceburg, Waterford, & Darby January 15, 2026

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These materials should not be relied upon for the maintenance of your books and records for any tax, accounting, legal or other procedures. Non-GAAP Financial Measures We include in this presentation Adjusted EBITDA and Adjusted Free Cash Flow, which we use as measures of our performance, and which are not financial measures prepared under U.S. Generally Accepted Accounting Principles (“GAAP”). Non-GAAP financial measures, such as Adjusted EBITDA and Adjusted Free Cash Flow, do not have definitions under GAAP and may be defined differently by, and not be comparable to, similarly titled measures used by other companies or used in our credit facilities, the indentures governing our notes or any of our other debt agreements. 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In addition to the specific factors discussed in the sections entitled “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors” in our periodic reports and other filings with the SEC, the following are among the important factors that could cause actual results to differ materially from forward-looking statements: Talen’s or its subsidiaries’ levels of indebtedness; the terms and conditions of debt instruments that may restrict Talen’s ability to operate its business; operational, price and credit risks in the wholesale and retail electricity markets (including as a result of increases in the supply of electricity generally due to new power or intermittent renewable power generation); the effectiveness of Talen’s risk management techniques, including hedging, with respect to electricity and fuel prices, interest rates and counterparty and joint venture partner credit and non-performance risks; methods of accounting and developments in or interpretations of accounting requirements that may impact reported results, including with respect to, but not limited to, hedging activity; Talen’s ability to forecast and provide the actual load needed to perform sales contracts; the effects of transmission congestion due to line maintenance outages and the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the Regional Transmission Organizations and Independent System Operators that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; the impacts of federal, state, local and market legislation, regulation, proceedings and other actions, including but not limited to those related to energy, the environment and tax, the outcomes thereof and the costs of compliance therewith; the impacts of new or revised United States and/or international trade tariffs, treaties, policies, and regulations; the costs of complying with environmental, social and related worker health and safety laws and regulations; the impacts of climate change, including changes in regulation or their enforcement; the availability and cost of emission allowances; the performance of Talen’s subsidiaries and affiliates, on which our ability to meet our debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in or adverse developments of financial markets; acquisition or divestiture activities, including Talen’s ability to realize expected synergies and other benefits from such business transactions; Talen’s ability to achieve anticipated cost savings; the execution and development of proposed future enterprises, including the ability to permit, develop, construct and operate proposed renewable energy, energy storage and/or data center facilities, realization of assumptions underlying the statements regarding future enterprises, and realization of estimates of valuations of future enterprises; Talen’s ability to optimize its competitive power generation operations and the costs associated with any capital expenditures; the proposed Lawrenceburg, Waterford, and Darby acquisition, including the financing, expected timing and completion (including required regulatory approvals), and anticipated impacts thereof; the integration of and anticipated benefits from the recent Freedom and Guernsey acquisitions; significant increases in operation and maintenance expenses, such as health care, and pension costs, including as a result of changes in interest rates; the loss of key personnel, the ability to hire and retain qualified employees, and the possibility of union strikes or work stoppages; war (including supply chain disruptions as a result of war, and including the effects of the Ukraine/Russia and Middle East conflicts, attendant sanctions and related disruptions in oil and natural gas production and the supply of nuclear fuel), armed conflicts or terrorist attacks, including cyber-based attacks; and pandemics, including COVID-19. Recipients are cautioned to not place undue reliance on such forward-looking statements. Disclaimer

# Investment Highlights

$3.45 billion investment in three high-quality assets with immediate >15% Adj FCF/share accretion

- ✓ 6.6x 2027E Adj EBITDA multiple with strong unlevered free cash flow conversion of ~85%
- ✓ Maintains balance sheet strength, ability to achieve <3.5x net leverage target by YE 2026 and continues previously announced SRP[1]
- ✓ Diversifies Talen's generation portfolio by both capacity and free cash flow contribution with the addition of ~2.6[2] GW of efficient natural gas assets
- ✓ ECP support through ~$900 million[3] of consideration in Talen equity
- ✓ Enhances Talen's overall scale, including in western PJM, which has significant data center tailwinds and reliable access to low-cost natural gas

1. $2 billion share repurchase plan approved by Board of Directors on September 8, 2025.
2. Capacity represents ICAP rating.
3. 2.4 million shares to be issued to ECP, which is expected to result in ECP owning ~5% of pro forma combined Talen equity estimated as of assumed closing date.

TALEN ENERGY

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# Acquisition of ~2.6 GW of PJM Gas Capacity in Ohio and Indiana

## Acquiring Lawrenceburg, Waterford and Darby from Energy Capital Partners ("ECP")



Waterford
Susquehanna
Freedom
Lower Mount Bethel
PA
IN
OH
MD
Lawrenceburg
Guernsey
Darby
AEP
DEO&K
PENELEC
PPL
BGE
Acquisition Assets
Talen Assets
Baseload
Intermediate / Peaking

- Lawrenceburg and Waterford are highly efficient CCGTs that strengthen Talen's generation profile
- Darby is a 480 MW[1] peaker that provides attractive commercial flexibility
- All three facilities have reliable access to low-cost natural gas from the Marcellus and Utica shale formations
- Increases presence in Ohio, a top-tier data center market

### Key Metrics – Proposed Acquisition Assets

| Plant Name | State | Power Market | Region | Plant Type | Capacity (MW)[1] | Configuration | Turbine Tech | COD | Heat Rate (Btu / kWh) | 2024A Capacity Factor | 2024A Generation (GWh) |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Lawrenceburg | IN | PJM | DEO&K | CCGT | 1,218 | 2 x 2 x 1 | GE PG7241FA | 2004 | 7,109 | 86.7% | 8,503 |
| Waterford | OH | PJM | AEP | CCGT | 869 | 3 x 1 | GE PG7241FA | 2003 | 7,018 | 87.4% | 6,702 |
| Darby | OH | PJM | AEP | GT | 480 | 6 (GT) | GE 7EA | 2001 | 12,492 | 12.8% | 510 |
| **Total / Wtd Avg[2]** | | | | | **2,567** | | | **2003** | **7,245** | **73.1%** | **15,715** |



Lawrenceburg
Waterford
Darby
Capacity¹
19%
~2.6 GW
47%
34%
2024A Generation
3%
43%
~15.7 TWh
54%

Source: Company Materials, SNL.
1. Capacity represents ICAP rating.
2. COD and capacity factor represent a weighted average based on capacity. Heat rate represents a unit weighted average by generation.

TALEN ENERGY
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# Modern Generation Fleet of Scale

Talen's pro forma annual generation is expected to approximately double after its recent acquisitions

Pro Forma Operating Metrics



Owned Capacity[1] (GW)
2.2
3.4
1.1
0.9
7.4
~15.6 GW



2024A Produced Generation (TWh)
18.1
23.5
8.5
6.7
13.4
~71 TWh



2024A Produced Generation by Asset (TWh)
18.1
11.7
8.5
7.9
6.7
4.0
0.5

Susquehanna | Existing Talen Baseload Gas[2] | Lawrenceburg | Waterford | Darby | Other

- **~7.7 GW[1]** of baseload capacity[3] strengthens **cash flow stability** through increased dispatchability and reliability
- **~71 TWh (>80% baseload)** enhances Talen's ability to capitalize on sector trends by pursuing **contracting opportunities**

Source: Company provided materials. Generation and capacity stats are shown for 2024.
1. Generation capacity is presented as summer rating (where applicable) and may be subject to revision based on factors, among others, such as operating experience and physical conditions.
2. Includes Freedom, Guernsey and Lower Mount Bethel.
3. Includes Susquehanna, Freedom, Guernsey, Lower Mount Bethel, Lawrenceburg and Waterford.

TALEN ENERGY

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# Key Transaction Terms

| | |
|---|---|
| **Purchase Price / Consideration** | • Purchase price of $3.45 billion<br>– 6.6x EV / 2027E Adj EBITDA multiple and blended $/kW of $1,344[1]<br>• Consideration to ECP consists of ~$2.55 billion in cash and ~$900 million of Talen equity<br>– 2.4 million shares to be issued to ECP (~5% of expected pro forma equity)<br>– Cash consideration expected to be funded with newly issued Talen debt<br>• Generates more than $1 billion in nominal tax shield benefits[2] expected for future use<br>• Existing Lawrenceburg energy and capacity hedges to Indiana Michigan Utility remain in place[3] |
| **ECP Commitment** | • ECP's election to receive shares for ~$900mm of its equity consideration reflects Talen's ongoing shareholder value proposition<br>• Ownership commitment from ECP with a 6-month, phased lock-up period on Talen shares |
| **Financial Highlights** | • Immediately >15% accretive to Adj FCF/share<br>• Maintains balance sheet strength with the ability to achieve <3.5x net leverage target by YE 2026<br>• Expect credit ratings to be affirmed by Moody's, S&P and Fitch at Ba3/BB-/BB-, respectively |
| **Timing & Approvals** | • Transaction close expected to occur early in the second half of 2026<br>• Required regulatory approvals include HSR, FERC and IURC[4] |

1. $ / kW metric based on ICAP rating.
2. Includes NOLs and step-up basis with bonus depreciation.
3. We are assuming existing energy & capacity hedges including bilateral sale of 837MWs of Lawrenceburg UCAP capacity to Indiana Michigan Utility (IMU) for June 2028 thru May 2034
4. Lawrenceburg is located in Indiana and its transfer at closing is subject to approval by the Indiana Utility Regulatory Commission.

TALEN ENERGY

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# Transaction Enhances Projected Adj FCF / Share

## Adj Free Cash Flow / Share



Adj FCF/Share Accretion from Acquisition[1]
Adj FCF/Share[2]
>15% Adj FCF / Share Accretion[1, 2]
$31.10+
$31.40+
$4.00+
$4.00+
$23.60
$27.10
$27.40
2026E Guidance
2027E Outlook
2028E Outlook

| Potential Upside to 2028 | Adj FCF/Share Growth vs '28 |
|---|---|
| $2 Billion Share Repurchases[3] | ~10% |
| AWS PPA Accelerated by 480 MWs | ~10% |
| **Accretive M&A** | **~10 – 20%** ✓ |
| New 1 GW Data Center PPA | ~10 – 15% |
| Total Potential Upside[4] | 40%+ |

Note: Per share amounts rounded to nearest $0.10.

1. Share accretion includes: (i) first full year projected pro forma impact of the Acquisitions beginning January 1, 2027, utilizing Talen's September 9, 2025 Investor Update commodity prices of 07/31/25, (ii) expected effects from the One Big Beautiful Act of 2025 and (iii) expected effects of the 2.4 million Talen shares issued to ECP, Talen's approved SRP, and net shares issued to management pursuant to LTIP.
2. 2026E Guidance and 2027E / 2028E Outlooks represent the midpoints from Talen's September 9, 2025 Investor Update. The effect of the Freedom and Guernsey acquisitions illustratively begins on January 1, 2026.
3. Approved by Board of Directors on September 8, 2025.
4. Potential upsides are not necessarily additive and will vary depending upon order of execution, capitalization of opportunities, and ability to monetize tax benefits as well as other factors.

TALEN ENERGY
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# Earnings Transformation

Strategic initiatives and margin expansion driving significant Adjusted EBITDA and cash flow growth and diversification


2024A
2027E
Susquehanna
Existing Talen Baseload Gas[1]
Proposed Acquisition Assets
Other Talen Assets
$770mm
+235%
~$2.6bn[2]

- Cash flows are significantly more diverse with baseload nuclear and natural gas[3] now expected to account for >75% of 2027E Adjusted EBITDA
- ~$1.6 billion of Adjusted Free Cash Flow expected in 2027, providing attractive strategic & financial flexibility

Source: Company provided materials.

1. 2027E Includes Freedom, Guernsey and Lower Mount Bethel. 2024A excludes Freedom and Guernsey.
2. Based on the midpoint of 2027E Adjusted EBITDA Outlook for Talen of ~$2.04bn from Talen's September 9, 2025 Investor Update and expected 2027E Adjusted EBITDA inclusive of the: (i) first full year projected pro forma impact of the acquisition beginning January 1, 2027, and (ii) the effect of the Freedom and Guernsey acquisitions illustratively beginning on January 1, 2026.
3. Includes Susquehanna, Freedom, Guernsey, Lower Mount Bethel, Lawrenceburg, and Waterford.

TALEN ENERGY
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9 High quality cash flows with disciplined capital allocation Executing the Talen Flywheel Strategy Multiple transactions delivering strong and immediate Adjusted FCF/Share accretion Reshaping fleet by adding baseload MWs that are the equivalent to two more nuclear plants Diversified portfolio across Pennsylvania, Ohio and Indiana within PJM Locked-in ~2 GW of long-term contracts Maintaining ability to achieve net leverage target of <3.5x by YE 2026

10 Appendix

# Pro Forma Generation Portfolio Summary

| Asset | State | Primary Fuel Type(s) | Plant Type | Ownership | Owned Capacity (MW)[1] | Commercial Operations Date | Region |
|---|---|---|---|---|---|---|---|
| **Proposed Acquisition** | | | | | | | |
| Lawrenceburg | IN | Natural Gas | Baseload | 100% | 1,120 | 2004 | PJM-DEO&K (RTO) |
| Waterford | OH | Natural Gas | Baseload | 100% | 875 | 2003 | PJM-AEP (RTO) |
| Darby | OH | Natural Gas / Oil | Peaker | 100% | 456 | 2001 | PJM-AEP (RTO) |
| **Susquehanna Nuclear Facility** | | | | | | | |
| Susquehanna [2] | PA | Nuclear | Baseload | 90% | 2,245 | 1983 - 1985 | PJM-PPL (MAAC) |
| **PJM Gas Assets** | | | | | | | |
| Freedom | PA | Natural Gas | Baseload | 100% | 1,049 | 2018 | PJM-PPL (MAAC) |
| Guernsey | OH | Natural Gas | Baseload | 100% | 1,771 | 2023 | PJM-AEP (RTO) |
| Lower Mount Bethel | PA | Natural Gas | Baseload | 100% | 607 | 2004 | PJM-PPL (MAAC) |
| Brunner Island [3,4] | PA | Natural Gas / Coal | Intermediate | 100% | 1,419 | 1961 - 1969 | PJM-PPL (MAAC) |
| Martins Creek | PA | Natural Gas | Peaker | 100% | 1,710 | 1975 - 1977 | PJM-PPL (MAAC) |
| Montour | PA | Natural Gas | Peaker | 100% | 1,505 | 1972 - 1973 | PJM-PPL (MAAC) |
| **Reliability Assets** | | | | | | | |
| Brandon Shores [5] | MD | Coal | Peaker | 100% | 1,273 | 1984 - 1991 | PJM-BGE (EMAAC) |
| H.A. Wagner [5] | MD | Oil | Peaker | 100% | 702 | 1956 - 1972 | PJM-BGE (EMAAC) |
| Colstrip [2] | MT | Coal | Baseload | 15% | 222 | 1984 - 1986 | WECC |
| **Other** | | | | | | | |
| Conemaugh [2,4] | PA | Coal | Intermediate | 22% | 392 | 1970 - 1971 | PJM-PENELEC (MAAC) |
| Keystone [2,4] | PA | Coal | Intermediate | 12% | 213 | 1967 - 1968 | PJM-PENELEC (MAAC) |
| **Total** | | | | | 15,559 | | |

Source: Company materials.

1. Generation capacity is presented as summer rating (where applicable) and may be subject to revision based on factors, among others, such as operating experience and physical conditions.
2. See Note 10 to the FY 2024 Financial Statements for additional information on jointly owned facilities.
3. Coal-fired electric generation is restricted during the EPA Ozone Season, which is May 1 to September 30 of each year.
4. Coal-fired electric generation is required to cease at Brunner Island by December 2028 and Keystone and Conemaugh by 2034.
5. See Note 7 to the Q3 2025 Financial Statements for additional information on the Brandon Shores and H.A. Wagner RMR arrangements.

TALEN ENERGY
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# Pro Forma Talen Portfolio

Acquisition enhances Talen's fleet across all key metrics

| | TALEN ENERGY[1] | + Lawrenceburg, Waterford & Darby | Pro Forma | Impact |
|---|---|---|---|---|
| **Capacity by Tech[2]** *(GW)*<br>Nuclear<br>Baseload Gas<br>Other[3] | ~13.1 GW | ~2.5 GW | ~15.6 GW | +19% |
| **Generation by Tech[4]** *(TWh)*<br>Nuclear<br>Baseload Gas<br>Other[3] | ~55.0 TWh | ~15.7 TWh | ~70.7 TWh | +29% |
| **Natural Gas Fleet Heat Rate[5]** *(Btu / kWh)* | ~7,780 Btu / kWh | ~7,240 Btu / kWh | ~7,600 Btu / kWh | Improvement of 180 |
| **2024A Capacity Factor** *(%)* | ~48% | ~73% | ~52% | +4% |
| **COD[6]** | 1987 | 2003 | 1990 | +3 years |

Source: Publicly available information, S&P Capital IQ.
1. All stats pro forma for Freedom and Guernsey.
2. Generation capacity is presented as summer rating (where applicable) and may be subject to revision based on factors, among others, such as operating experience and physical conditions.
3. Other includes intermediate, peaking and coal baseload plants.
4. 2024A annual generation.
5. Calculated based on natural gas plants only. Weighted average based on generation.
6. Weighted average based on capacity.

TALEN ENERGY
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